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                                                                    EXHIBIT 2C


                                 PROMISSORY NOTE

US$2,100,000.00                                               New York, New York
                                                                October 21, 1999

         FOR VALUE RECEIVED, the undersigned, Tech Electro Industries, Inc. (herein called the "Borrower"), a corporation organized and existing under the laws of the State of Texas, hereby promises to pay to PricewaterhouseCoopers Inc., as Trustee (in such capacity, the "Trustee") of the Estate of AlphaNet Telecom, Inc., a bankrupt, or its assigns, the principal sum of TWO MILLION ONE HUNDRED THOUSAND UNITED STATES DOLLARS (US$2,100,000), on February 21, 2000 (the "Maturity Date"). Interest on any overdue payment of principal hereunder shall accrue as of the Maturity Date and shall be payable at a rate of ten percent (10%) per annum (computed on the basis of a 365-day year).

         Payments of principal and interest hereunder are to be made at such place as the holder hereof shall designate to the Borrower in writing, in lawful money of the United States of America. The Borrower may prepay this Promissory Note at any time without premium or penalty.

         The Borrower hereby represents to the holder hereof that the execution, delivery and performance of this Note by the Borrower and the incurrence of the obligations hereunder by the Borrower do not and will not conflict with any material agreement or obligation, which conflict will adversely affect the ability of the Borrower to perform its obligations under this Promissory Note.

         This Promissory Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

         The obligations of the Borrower under this Promissory Note are subject to, and secured by the pledges, liens and security interests granted under, that certain Pledge Agreement, dated as of October 21, 1999, between the Borrower, as pledgor, and the Trustee, as secured party.

         IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS PROMISSORY NOTE, THE BORROWER WAIVES (TO THE EXTENT PERMITTED BY LAW) THE RIGHT TO A TRIAL BY JURY, ALL RIGHTS OF SETOFF AND RIGHTS TO IMPOSE COUNTERCLAIMS AND CROSSCLAIMS AGAINST THE HOLDER AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA LOCATED IN THE CITY



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OF NEW YORK, NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF
OR RELATING TO THIS PROMISSORY NOTE. THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT
REGARD TO PRINCIPLES OF CONFLICT OF LAWS AND SHALL BE BINDING UPON THE
SUCCESSORS AND ASSIGNS OF THE BORROWER AND SHALL INURE TO THE BENEFIT OF THE HOLDER AND ITS SUCCESSORS AND ASSIGNS.

         The Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

         If any term or provision of this Promissory Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

         IN WITNESS WHEREOF, the Borrower has executed and delivered this Promissory Note on the date first above written.

                                               TECH ELECTRO INDUSTRIES, INC.

                                               By:   /s/ IAN EDMONDS
                                                  ------------------------------
                                                  Name:  Ian Edmonds
                                                  Title: Vice President



                                               By:   /s/ MEEMEE TAN
                                                  ------------------------------
                                                  Name:  MeeMee Tan
                                                  Title: Corporate Secretary